SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   FNB Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                                   FNB CORP.
                               101 SUNSET AVENUE
                        ASHEBORO, NORTH CAROLINA 27203

                   -----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2000
                   -----------------------------------------

     Notice is hereby given that the regular Annual Meeting of Shareholders of FNB Corp. (the "Corporation") will be held at the AVS Banquet Centre, 2045 North Fayetteville Street, Asheboro, North Carolina, on Tuesday, the 9th day of May, 2000, at one o'clock p.m., preceded by a buffet luncheon beginning at 12:15 p.m., for the following purposes:

   1. To elect three Class II Directors to serve for three-year terms expiring at the Annual Meeting in 2003.

   2. To elect an additional Class II Director to serve for a three-year term expiring at the Annual Meeting in 2003 (in the event that the proposed acquisition of Carolina Fincorp, Inc. by merger is consummated prior to the Annual Meeting and Mr. Joe M. McLaurin is nominated for election to the Board of Directors).

   3. To elect an additional Class III Director to serve for a one-year term expiring at the Annual Meeting in 2001 (in the event that the proposed acquisition of Carolina Fincorp, Inc. by merger is consummated prior to the Annual Meeting and Mr. R. Larry Campbell is nominated for election to the Board of Directors).

   4. To consider ratification of the selection of KPMG LLP, Certified Public Accountants, as independent auditors of the Corporation for the 2000 fiscal year.

   5. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

     All shareholders are invited to attend the meeting. Only those shareholders of record at the close of business on March 23, 2000, shall be entitled to notice of the meeting and to vote at the meeting.

     Information relating to the activities and operations of FNB Corp. during the fiscal year ended December 31, 1999, is contained in the Corporation's Annual Report, which is enclosed.

                                        By Order of the Board of Directors


                                        JERRY A. LITTLE
                                        TREASURER AND SECRETARY

April 7, 2000

YOUR BOARD OF DIRECTORS URGES YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME BY NOTIFYING THE SECRETARY OF FNB CORP. IN WRITING PRIOR TO THE VOTING OF THE PROXY.

                                   FNB CORP.
                               101 SUNSET AVENUE
                        ASHEBORO, NORTH CAROLINA 27203

                               -----------------
                                PROXY STATEMENT
                               -----------------
                              GENERAL INFORMATION

     The following information is furnished in connection with the solicitation of proxies by the Board of Directors of FNB Corp. (the "Corporation" or "FNB") for use at the Annual Meeting of Shareholders to be held on May 9, 2000. The principal executive offices of the Corporation are located at its wholly-owned subsidiary, First National Bank and Trust Company (the "Bank"), 101 Sunset Avenue, Asheboro, North Carolina 27203 (Telephone: 336-626-8300). This proxy statement and the enclosed form of proxy were first sent to shareholders on or about April 7, 2000.

     A proxy may be revoked by the person giving it by delivering a written notice to the Corporation prior to the meeting or by personally requesting that it be returned. The shares represented by all properly executed proxies received by the Corporation in time to be taken to the meeting will be voted; and, if a choice is specified on the proxy, the shares represented thereby will be voted in accordance with such specification. If a specification is not made, the proxy will be voted for the proposals set forth in the Notice of Annual Meeting of Shareholders.

     Solicitation of proxies may be made in person or by mail or telephone by directors, officers and regular employees of the Corporation or Bank without additional compensation therefor. The Corporation may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Corporation Common Stock held of record by such person, and the Corporation will reimburse such forwarding expenses. The Corporation will pay the costs of solicitation of proxies.


           VOTING SECURITIES OUTSTANDING AND PRINCIPAL SHAREHOLDERS

     Only holders of record of FNB Common Stock at the close of business on March 23, 2000 (the "Record Date"), are entitled to a notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof. On the Record Date, there were 3,655,802 shares of FNB Common Stock issued and outstanding.

     Each share is entitled to one vote on all matters. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of FNB Common Stock entitled to vote is necessary to constitute a quorum.

     The Corporation is not aware of any holders of more than 5% of the outstanding shares of FNB Common Stock as of March 23, 2000.


                              EXECUTIVE OFFICERS

     The current executive officers of the Corporation and of the Bank are as follows:

          NAME            AGE    POSITION IN CORPORATION             POSITION IN BANK
------------------------ -----  -------------------------  ------------------------------------
    Michael C. Miller ..  49      Chairman and President   Chairman and President
    Jerry A. Little ....  56     Treasurer and Secretary   Senior Vice President and Secretary

     The above officers have held executive positions with the Corporation or the Bank for at least the past five years. Officers are elected annually by the Board of Directors.

                             ELECTION OF DIRECTORS

     The bylaws of the Corporation provide that the number of directors shall consist of not less than nine nor more than twenty-five, with the exact number of directors within such maximum and minimum limits to be fixed and determined from time to time by resolution adopted by a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. The Board of Directors has set the total number of directors at 10, all of whom either will be elected at the 2000 Annual Meeting or were previously elected and will remain in office after that meeting. In the event that the acquisition of Carolina Fincorp, Inc. by the Corporation is consummated prior to the Annual Meeting, the Board expects to increase the number of directors to 12. See "Election of Directors -- Additional Nominees If Merger with Carolina Fincorp, Inc. Consummated" below.

     The Board of Directors is divided into three classes: Class I, Class II and Class III. In accordance with this classification, the members of Class II of the Board of Directors are to be elected at this Annual Meeting. It is intended that the persons named in the accompanying form of proxy will vote for the three nominees listed below for directors of the Corporation in Class II, unless authority so to vote is withheld. Each nominee is at present a member of the Board of Directors. Class II directors will serve for three-year terms expiring at the 2003 Annual Meeting or until their successors shall be elected and shall qualify. Directors are elected by a plurality of the votes cast. Abstentions and broker nonvotes will not affect the election results if a quorum is present.

     The following information is furnished with respect to the nominees for election as directors of the Corporation in Class II, and for the directors in Classes I and III whose terms expire at the Annual Meetings occurring in 2002 and 2001, respectively. Each nominee for Class II director and each director presently serving in Classes I and III also serves as a director of the Bank. In the event that the acquisition of Carolina Fincorp, Inc. by the Corporation is consummated prior to the Annual Meeting, there will be two additional nominees. See "Election of Directors -- Additional Nominees If Merger with Carolina Fincorp, Inc. Consummated" below.


NOMINEES FOR CLASS II DIRECTORS TO SERVE FOR THREE-YEAR TERMS EXPIRING AT THE
                            ANNUAL MEETING IN 2003

                                                      PRINCIPAL OCCUPATION                  DIRECTOR
              NAME               AGE               DURING THE PAST FIVE YEARS                SINCE
------------------------------- -----  --------------------------------------------------  ---------
   W. L. Hancock ..............  64    President and Treasurer, Hancock Farms, Inc.          1973
                                       (Purebred cattle)
   R. Reynolds Neely, Jr. .....  46    Planning Director, City of Asheboro Planning          1980
                                       Department
   Richard K. Pugh ............  65    Retired; Chairman (until retirement in December       1988
                                       1999), Pugh Oil Company, Inc. (Convenience stores
                                       and petroleum products distribution)

CLASS I DIRECTORS WITH CONTINUING TERMS EXPIRING AT THE ANNUAL MEETING IN 2002

                                                       PRINCIPAL OCCUPATION                   DIRECTOR
              NAME               AGE                DURING THE PAST FIVE YEARS                 SINCE
------------------------------- -----  ----------------------------------------------------  ---------
   Darrell L. Frye ............  54    Vice President of Finance, Harriss & Covington          1999
                                       Hosiery (Manufacturer of men's and ladies' athletic
                                       socks)
   J. M. Ramsay III ...........  52    President, Elastic Therapy, Inc. (Manufacturer of       1989
                                       medical and specialty hosiery)
   Charles W. Stout, M.D. .....  67    Retired; Family Physician                               1989
                                       (in active practice until May 1996)
   Earlene V. Ward ............  68    Secretary and Treasurer, Mid-State Motors, Inc.         1976
                                       (Automobile dealer)

CLASS III DIRECTORS WITH CONTINUING TERMS EXPIRING AT THE ANNUAL MEETING IN
                                     2001

                                                      PRINCIPAL OCCUPATION                 DIRECTOR
              NAME               AGE               DURING THE PAST FIVE YEARS               SINCE
------------------------------- -----  -------------------------------------------------  ---------
   James M. Campbell, Jr. .....  61    President and Treasurer, Sew Special, Inc.           1984
                                       (Manufacturer of private label apparel)
   Thomas A. Jordan ...........  60    President, Michael Thomas Furniture Company          1984
                                       (Manufacturer of upholstered furniture)
   Michael C. Miller ..........  49    Chairman and President of FNB Corp. and First        1992
                                       National Bank (Chairman effective January 1999);
                                       Director, B. B. Walker Company

     In the event that any nominee should not be available to serve for any reason (which is not anticipated), it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors of the Corporation may recommend.

ADDITIONAL NOMINEES IF MERGER WITH CAROLINA FINCORP, INC. CONSUMMATED

     Pursuant to an Amended and Restated Agreement and Plan of Merger dated December 28, 1999 (the "Merger Agreement"), the Corporation and Carolina Fincorp, Inc., a North Carolina corporation located in Rockingham, North Carolina ("Carolina"), have agreed that the Corporation will acquire Carolina by merging a subsidiary of the Corporation into Carolina (the "Merger"). Under the Merger Agreement, the Corporation has agreed that the Corporation will take such action as shall be required to increase the number of members of its Board of Directors by two and the Board shall appoint two persons nominated by Carolina upon the consummation of the Merger to fill such positions and serve as directors of the Corporation until the next annual meeting of shareholders at which directors of the Corporation are elected. In addition, the Board has agreed to nominate such persons for election at annual meetings of the Corporation's shareholders such that such nominees of Carolina, if elected by the Corporation's shareholders, would be able to serve as directors of the Corporation for no less than three years after the consummation of the Merger. The Corporation also agreed to waive any mandatory retirement policies of the Corporation with respect to its Board of Directors for such nominees to serve for no less than three years after the consummation of the Merger.

     The Merger is expected to be consummated shortly after the mailing of this Proxy Statement but before the Annual Meeting on May 9, 2000. If the Merger is consummated, the Corporation's Board of Directors will increase the number of Directors to 12 and appoint two nominees of Carolina to fill the vacancies created by such increase. Carolina has nominated Joe M. McLaurin and R. Larry Campbell for appointment to the Corporation's Board of Directors. In order for the three classes of directors to remain as equal in number as possible, it is expected that Mr. McLaurin will be appointed to serve as a Class II director and that Mr. Campbell will be appointed as a Class III director. Information regarding Carolina's nominees follows:

     JOE M. MCLAURIN, age 73, is a retired business executive and a director of Carolina. Mr. McLaurin has served as a director of Richmond Savings since 1978. Mr. McLaurin is also Chairman of Richmond Investment Services, Inc., a subsidiary of Richmond Savings.

     R. LARRY CAMPBELL, age 55, is President and Chief Executive Officer of both Carolina and its wholly owned savings bank subsidiary, Richmond Savings Bank, Inc., SSB ("Richmond Savings"). Mr. Campbell is a member of the Boards of Directors of Carolina and Richmond Savings. Upon consummation of the Merger, Mr. Campbell will serve as Senior Vice President of the Bank.

     Assuming that the Merger is consummated prior to the Annual Meeting, it is expected that Mr. McLaurin will be nominated for election as a Class II Director to serve for a three-year term expiring at the Annual Meeting in 2003 and that Mr. Campbell will be nominated for election as a Class III Director to serve for a one-year term expiring at the Annual Meeting in 2001. In the event that either nominee should not be available to serve for any reason (which is not anticipated), it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of Directors of the Corporation may recommend.


COMMITTEES OF THE BOARD

     The Board of Directors holds regular monthly meetings to conduct the normal business of the Corporation and meets on other occasions when required for special circumstances. In addition, certain board members serve on standing committees. Among these committees are the Audit and Compliance, Compensation and Nominating Committees, whose members and principal functions are as follows:

     AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee reviews significant audit and accounting principles, policies and practices and meets with the audit manager relative to internal audit functions and with the Independent Auditors to review the performance of the audit manager and internal controls and accounting procedures. The committee also reviews significant regulatory compliance matters and meets with the compliance officer relative to the compliance management function. Additionally, the committee reviews regulatory reports filed with the Federal Reserve Board and Comptroller of the Currency. Members of this committee are Directors Neely, Frye, Hancock and Stout. The Audit and Compliance Committee met six times during the 1999 fiscal year.

     COMPENSATION COMMITTEE. The Compensation Committee deals in broad terms with personnel matters and reviews the compensation of the senior officers of the Corporation and Bank. Members of this committee are Directors Campbell, Neely, Pugh and Ward. The Compensation Committee met twice during the 1999 fiscal year.

     NOMINATING COMMITTEE. The Board of Directors, as a group, serves as the Nominating Committee and in that capacity recommends nominees for election to the Board. Qualified candidates recommended by shareholders will be considered by the Board. In order for a candidate recommended by a shareholder to be considered as a nominee at the next annual meeting, the name of such candidate, together with a written description of the candidate's qualifications must be received by the Secretary of FNB Corp., 101 Sunset Avenue, Asheboro, North Carolina 27203, no later than December 9, 2000.

     During the fiscal year ended December 31, 1999, the Board of Directors held a total of 16 meetings. Each Director attended 75% or more of the total number of meetings of the Board and of the committees of the Board on which he or she served.


                            EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended December 31, 1999, 1998 and 1997, the cash and certain other compensation paid to or received or deferred by persons who were at December 31, 1999 the chief executive officer of the Corporation and the other officers of the Corporation whose total salary and bonus exceeded $100,000.


                          SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
                                              ANNUAL COMPENSATION      COMPENSATION
                                            -----------------------  ---------------
                                                                        SECURITIES
                                                                        UNDERLYING
    NAME AND PRINCIPAL POSITION                                       STOCK OPTIONS      ALL OTHER
        ON DECEMBER 31, 1999         YEAR      SALARY       BONUS          (#)          COMPENSATION
----------------------------------- ------  -----------  ----------  ---------------  ---------------
     Michael C. Miller, Chairman
      and                           1999     $192,500     $34,192          7,500         $  6,680(1)
      President of the Corporation  1998      183,754      33,046          7,500            6,680
      and Bank                      1997      175,008      42,281         10,000            6,430

---------
(1) Amount shown consists of $1,680 paid by the Bank pursuant to a Split Dollar Insurance Program for executives and $5,000 contributed by the Corporation to a 401(k) plan.


STOCK OPTIONS

     The following table provides details regarding stock options granted to the Named Executive Officers in the 1999 fiscal year. Information concerning stock options granted to directors is set forth under the heading "Director Compensation". The stock options were granted pursuant to the Corporation's Stock Compensation Plan.


                             OPTION GRANTS IN 1999

                                                 % OF                                    POTENTIAL REALIZABLE
                                NUMBER OF       TOTAL                                      VALUE AT ASSUMED
                               SECURITIES      OPTIONS       EXERCISE                   ANNUAL RATES OF STOCK
                               UNDERLYING      GRANTED          OR                        PRICE APPRECIATION
                                 OPTIONS          TO           BASE                      FOR OPTION TERM (2)
                                 GRANTED      EMPLOYEES       PRICE       EXPIRATION   ------------------------
            NAME                 (#) (1)       IN 1999        ($/SH)         DATE          5%           10%
---------------------------   ------------   -----------   -----------   -----------   ----------   -----------
Michael C. Miller .........      7,500       12.1%           $ 14.13       12/9/09     $66,647      $168,897

---------
(1) Incentive Stock Options exercisable one year after the grant date (December 10, 1999), with 20% of the shares covered thereby becoming exercisable at that time and an additional 20% of the option shares becoming exercisable on each successive anniversary date. The price for shares that may be purchased pursuant to the options is equal to the fair market value of the Corporation's Common Stock on the date of grant.

(2) The potential realizable value of the options granted, assuming that the market price of the underlying security appreciates in value at annualized rates of 5% and 10%, respectively, over the ten-year life of the option.

     The following table shows the number of shares covered by exercisable and unexercisable options held by Named Executive Officers as of December 31, 1999. No options were exercised by Named Executive Officers in 1999.


                      OPTION VALUES AT DECEMBER 31, 1999


                                    NUMBER OF SECURITIES
                                         UNDERLYING               VALUE OF UNEXERCISED
                                   UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                                    DECEMBER 31, 1999 (#)        DECEMBER 31, 1999 (1)
                                ----------------------------- ----------------------------
              NAME               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------- ------------- --------------- ------------- --------------
    Michael C. Miller .........    37,500         27,500         $168,050       $34,025

---------
(1) The closing price of the Corporation's Common Stock on December 31, 1999 was $16.00.


PENSION PLAN TABLE

     The Corporation has a noncontributory, qualified Pension Plan covering substantially all full-time employees who qualify as to age and length of service. Benefits are based on the employees's compensation, years of service and age at retirement. As of January 1, 2000, the individual named in the Summary Compensation Table, Mr. Miller, had 14 credited years of service under such plan.

     Effective in January 2000, the Corporation adopted a noncontributory, nonqualified supplemental executive retirement plan (the "SERP") for certain executive employees, including the individual named in the Summary Compensation Table. Annual benefits payable under the SERP are based on factors similar to those for the Pension Plan and are limited to 60% of Average Compensation as defined for the Pension Plan, offset by amounts payable under the Pension Plan and by full Social Security benefits.

     The approximate annual retirement benefits beginning at the normal retirement age of 65 to participants in the Pension Plan and SERP with salaries in the classifications indicated are listed in the table below. The benefit amounts listed in the following table reflect a straight life annuity. Due to limitations on benefits payable under the SERP, the annual benefits in the table for 35 and 40 years of service result solely from application of the Pension Plan. Annual retirement benefits over $135,000 exceed the current maximum benefits allowable for qualified plans under the Internal Revenue Code.

                                    APPROXIMATE ANNUAL BENEFIT UPON RETIREMENT
                                          FOR YEARS OF SERVICE INDICATED
                    --------------------------------------------------------------------------
 ASSUMED AVERAGE
 COMPENSATION FOR
 FINAL TEN YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS     40 YEARS
-----------------   ----------   ----------   ----------   ----------   ----------   ---------
    $  100,000        38,248       43,248       43,248       43,248       49,765       54,765
       125,000        51,998       58,248       58,248       58,248       64,202       70,452
       150,000        65,748       73,248       73,248       73,248       78,640       86,140
       175,000        79,498       88,248       88,248       88,248       93,077      101,827
       200,000        93,248      103,248      103,248      103,248      107,515      117,515
       225,000       106,998      118,248      118,248      118,248      121,952      133,202
       250,000       120,748      133,248      133,248      133,248      136,390      148,890

DIRECTOR COMPENSATION

     Directors who are not also employees of the Corporation or Bank are paid $400 for each Board meeting they attend and receive an additional $200 for each committee meeting attended. In addition, each nonemployee director is paid a monthly retainer of $400. Directors may elect to defer receipt of their fees and monthly retainers until their retirement from the Board. Any deferred fees and retainers become a general obligation of the Corporation to be credited with interest at the Bank's deposit rate applied to individual retirement accounts with a two-year term and priced on a monthly variable-rate basis, subject to a minimum rate of 5.5% per annum.

     On December 10, 1999, the Corporation granted to each nonemployee director a nonqualified stock option to purchase 1,500 shares of Common Stock at the price of $14.13 per share. The price for shares that may be purchased pursuant to the options is equal to the fair market value of the Corporation's Common Stock on date of grant. The stock options first become exercisable on December 10, 2000, with 20% of the shares covered thereby becoming exercisable at that time and an additional 20% of the option shares becoming exercisable on each successive anniversary date. The options expire on December 9, 2009.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the President and management employees are reviewed by the Corporation's Compensation Committee (the "Committee"). Four nonemployee directors currently serve as members of the Committee: James M. Campbell, Jr., Chairman, R. Reynolds Neely, Jr., Richard K. Pugh and Earlene V. Ward. In addition, compensation decisions regarding the President and other senior management employees are generally reviewed and ratified by the full Board of Directors.


COMPENSATION PHILOSOPHY

     The Corporation's compensation policies are designed to attract and retain competent management. The Board's goal is to provide competitive base salaries to the Corporation's and the Bank's management employees and to give them, as well as all other employees of the Corporation and the Bank, performance incentives to motivate superior performance on behalf of the Corporation and its shareholders. The Corporation has generally used two types of incentive compensation: annual cash bonuses based on the overall performance of the Bank and long-term compensation in the form of stock options. The Committee believes that linking long-term compensation to the value of the Corporation's Common Stock is especially effective because it aligns the interests of management with those of the Corporation's shareholders.


EXECUTIVE OFFICER COMPENSATION

     ANNUAL COMPENSATION. The Committee's recommendations for base salary for the President and other management employees are based on information available through industry sources regarding the compensation of executives of other institutions similar in size and in other respects to the Bank. The Committee considers annual cash bonuses as an integral part of the Corporation's financial incentive package to achieve the Corporation's goals. Bonuses are paid to all employees of the Bank based on the Bank's operating results for the year in a number of specific areas, with each employee receiving the same percentage of his or her base salary as every other employee. The goals for the year are generally adopted by the Committee at the beginning of the year. Goals are generally established for the growth in average loans and deposits, profit margins, noninterest income, loan quality and productivity. Senior management employees generally receive an additional bonus based on similar criteria in the discretion of the Board, based on the Committee's recommendations. For 1999, the President received total bonuses of $34,192. The Committee and the Board considered these bonuses appropriate in view of their overall assessment of the performance of the President and the Corporation.

     LONG-TERM COMPENSATION. The Corporation's long-term incentive compensation awards are designed to encourage the retention of key executives and to align their interests with the interests of shareholders. Long-term compensation for the President and other management employees consists principally of stock options. The Corporation currently has a Stock Compensation Plan (the "Plan"), which provides for the grant of incentive and nonqualified options, stock bonuses and restricted stock. The Corporation believes that stock options granted under the Plan are performance-based and, therefore, deductible by the Corporation under Section 162(m) of the Internal Revenue Code. The Plan provides for other types of compensation, such as stock bonuses and restricted stock, which will be performance-based only if performance goals are established by the Committee in compliance with Section 162(m); no substantial stock bonuses of restricted stock have ever been granted by the Committee. The Committee administers the Plan and determines, in its discretion, what stock grants will be made. Stock options have been granted to the President and to other management employees on an annual basis since 1994. For further information regarding the options granted to the President in 1999, see "Executive Compensation -- Stock Options" above. The Committee believes that all grants to the President under the Plan are performance-based for purposes of Section 162(m).

                 SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF
                 DIRECTORS:

                 James M. Campbell, Jr., Chairman
                 R. Reynolds Neely, Jr.
                 Richard K. Pugh
                 Earlene V. Ward


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDERS PARTICIPATION

     None of the members of the Compensation Committee has ever been an officer or employee of the Corporation or any of its subsidiaries or performs services for the Corporation or its subsidiaries other than as a director.

                               PERFORMANCE GRAPH

     The following graph and table compare the cumulative total shareholder return of FNB Common Stock for the five-year period ended December 31, 1999 with the SNL Southeast Bank Index and the Standard and Poor's 500 Stock Index, assuming an investment of $100 at the beginning of the period and the reinvestment of dividends.

(The Performance Graph appears here. See the table below for plot points.)

                                                           AS OF DECEMBER 31,
                              -----------------------------------------------------------------------------
                                  1994         1995         1996         1997         1998         1999
                              ------------ ------------ ------------ ------------ ------------ ------------
   FNB Corp. ................  $  100.00    $  155.82    $  201.79    $  275.13    $  399.02    $  230.11
   SNL Southeast Bank Index .     100.00       149.98       205.88       312.10       332.25       261.46
   S&P 500 Index ............     100.00       137.58       169.03       225.44       289.79       350.78

                    INDEBTEDNESS OF OFFICERS AND DIRECTORS

     Certain of the directors and officers of the Corporation and Bank and companies with which they are affiliated were customers of and borrowers from the Bank in the ordinary course of business in 1999. Similar banking transactions are expected to take place in the future. In the opinion of management, all outstanding loans and commitments included in such transactions were made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers and did not involve more than normal risk of collectibility or contain other unfavorable features.

                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of March 23, 2000, certain information with respect to the beneficial ownership of FNB Common Stock by directors and executive officers and by directors and executive officers as a group.

                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP      PERCENT
                     NAME AND ADDRESS                         MARCH 23, 2000 (1) (2)     OF CLASS
----------------------------------------------------------   ------------------------   ---------
       James M. Campbell, Jr., Director ..................             52,685               1.44
       Randleman, NC
       Darrell L. Frye, Director .........................              1,000               0.03
       Archdale, NC
       W. L. Hancock, Director ...........................            109,670               2.99
       Franklinville, NC
       Thomas A. Jordan, Director ........................             32,635               0.89
       Liberty, NC
       Michael C. Miller, Chairman and President .........             65,241(3)            1.77
       Asheboro, NC
       R. Reynolds Neely, Jr., Director ..................            162,072(4)            4.42
       Asheboro, NC
       Richard K. Pugh, Director .........................              9,900               0.27
       Asheboro, NC
       J. M. Ramsay III, Director ........................             30,930               0.84
       Asheboro, NC
       Charles W. Stout, M.D., Director ..................             26,640               0.73
       Asheboro, NC
       Earlene V. Ward, Director .........................             29,112               0.80
       Asheboro, NC
       Jerry A. Little, Treasurer and Secretary ..........             13,696               0.37
       Asheboro, NC
       Directors and executive officers
        as a group (11 persons) ..........................            533,581(3) (4)       14.22

---------
(1) Includes shares held by directors' and executive officers' immediate families, including spouse and/or children residing in same household. Does not include 4,620 shares owned by the Ferree Educational and Welfare Fund, of which Mr. Miller is a trustee and treasurer.

(2) Includes shares subject to stock options exercisable as of March 23, 2000 or within 60 days thereafter for Mr. Campbell (6,900 shares), Mr. Hancock (6,300 shares), Mr. Jordan (6,900 shares), Mr. Miller (37,500 shares), Mr. Neely (6,900 shares), Mr. Pugh (6,900 shares), Mr. Ramsay (6,900 shares), Dr. Stout (1,100 shares), Ms. Ward (3,900 shares), Mr. Little (13,000 shares) and all directors and executive officers as a group (96,300 shares).

(3) Includes 18,600 shares held of record by Mr. Miller's mother and over which Mr. Miller has voting and dispository control pursuant to a revocable power of attorney.

(4) Includes 88,956 shares held of record by Mr. Neely's mother and over which Mr. Neely and his sister have joint voting and dispository control pursuant to a revocable power of attorney.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Corporation's directors, its executive officers, and any persons holding more than 10 percent of the Corporation's stock are required to report their ownership of the Corporation's stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Corporation is required to report in this proxy statement any failure to file by these dates during 1999. All of these filing requirements were satisfied by its directors, executive officers and 10 percent holders. In making these statements, the Corporation has relied on the written representations of its directors, executive officers and 10 percent holders and copies of the reports that they have filed with the Commission.

                             INDEPENDENT AUDITORS

     The firm of KPMG LLP, independent certified public accountants, has been selected by the Board of Directors as independent auditors for the 2000 fiscal year. This selection is being presented to the shareholders for ratification at the Annual Meeting.

     A representative of KPMG LLP is expected to be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if he desires to do so. Such representative will be available to respond to questions relating to the 1999 audit of the Corporation's financial statements.



                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Secretary of FNB Corp., 101 Sunset Avenue, Asheboro, North Carolina 27203, no later than December 9, 2000 for inclusion in the Corporation's proxy statement and form of proxy relating to such meeting. If a shareholder notifies the Corporation any later than February 25, 2001 of an intent to present a proposal at the next Annual Meeting of Shareholders, the Corporation will have the right to exercise its discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials related to such meeting.


                                 OTHER MATTERS

     There is no business other than as set forth, so far as now known, to be presented for action by the shareholders at the meeting. It is intended that the proxies will be exercised by the persons named therein upon matters that may properly come before the meeting or any adjournment thereof, in accordance with the recommendations of management.

   By Order of the Board of Directors:




                                        MICHAEL C. MILLER
                                        CHAIRMAN AND PRESIDENT



Date: April 7, 2000

********************************************************************************
                                    APPENDIX

                                    FNB CORP.
                                101 SUNSET AVENUE
                         ASHEBORO, NORTH CAROLINA 27203

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- MAY 9, 2000

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints James M. Campbell, Jr. and Charles W. Stout, M.D., or either of them, proxies with full power of substitution to vote all shares of FNB Corp. standing in the name of the undersigned at the above Annual Meeting of Shareholders, and all adjournments thereof:

   1. ELECTION OF CLASS II DIRECTORS TO SERVE FOR THREE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING IN 2003: W. L. Hancock, R. Reynolds Neely, Jr., Richard
      K. Pugh

     __With authority to vote for all nominees listed above, except as designated below.
     __Withhold authority to vote for all nominees listed above.

    ---------------------------------------------------------------------------
     To withhold authority to vote for any individual nominee, write the nominee's name in the space above.

   2. ELECTION OF AN ADDITIONAL CLASS II DIRECTOR TO SERVE FOR A THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2003: Joe M. McLaurin

      __ With authority to vote for nominee listed above.
      __ Withhold authority to vote for nominee listed above.

      NOTE: THIS PROPOSAL WILL BE CONSIDERED AT THE ANNUAL MEETING ONLY IN THE EVENT THAT THE PROPOSED ACQUISITION OF CAROLINA FINCORP, INC. BY MERGER IS CONSUMMATED PRIOR TO THE ANNUAL MEETING AND MR. MCLAURIN IS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS.

   3. ELECTION OF A CLASS III DIRECTOR TO SERVE FOR A ONE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2001: R. Larry Campbell

      __With authority to vote for nominee listed above.
      __Withhold authority to vote for nominee listed above.

      NOTE: THIS PROPOSAL WILL BE CONSIDERED AT THE ANNUAL MEETING ONLY IN THE EVENT THAT THE PROPOSED ACQUISITION OF CAROLINA FINCORP, INC. BY MERGER IS CONSUMMATED PRIOR TO THE ANNUAL MEETING AND MR. CAMPBELL IS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS.

   4. PROPOSAL TO RATIFY SELECTION OF KPMG LLP as independent auditors.
      __FOR     __AGAINST     __ABSTAIN

   5. With discretionary authority upon such other matters as may come before the meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORIZATION TO VOTE FOR THE NOMINEES AND THE RATIFICATION OF THE SELECTION OF AUDITORS. THE PROXY WILL BE VOTED ACCORDINGLY UNLESS OTHERWISE SPECIFIED.

Dated: ____________________, 2000    __________________________________
                                            Signature of Shareholder

                                     __________________________________
                                            Signature of Shareholder

                                   When signing as attorney, executor,
                                   administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.